THIRD AMENDMENT

     THIS THIRD AMENDMENT dated as of April 5, 2002 (this "Amendment") amends the Amended and Restated Five Year Credit Agreement dated as of May 8, 2000 and as amended as of October 23, 2000 and as of October 23, 2001 (the "Credit Agreement") among ACE Limited, a Cayman Islands company (the "Parent"), ACE Bermuda Insurance Ltd. ("ACE Bermuda"), ACE Tempest Reinsurance Ltd., formerly known as Tempest Reinsurance Company Limited ("Tempest"), ACE INA Holdings Inc. ("ACE INA") and ACE Financial Services, Inc. ("ACE Financial")(Ace Bermuda, Tempest, ACE INA and ACE Financial, together with the Parent, the "Borrowers"), various financial institutions (the "Lenders"), and JPMorgan Chase Bank, formerly known as Morgan Guaranty Trust Company of New York, as administrative agent (in such capacity, the "Agent"). Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

     WHEREAS, the Borrowers, the Lenders and the Agent have entered into the Credit Agreement; and

     WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as more fully set forth herein;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. Amendment to Representations and Warranties of Borrower. Effective on (and subject to the occurrence of) the Amendment Effective Date (as defined below), Section 4.01(b) of the Credit Agreement is amended by adding "as of the Effective Date" at the end thereof.

     SECTION 2. Amendments to Negative Covenants. Effective on (and subject to the occurrence of) the Amendment Effective Date (as defined below), Section
5.02 of the Credit Agreement shall be amended as set forth below:

     2.1 Amendment to Section 5.02(a)(xviii). Section 5.02(a)(xviii) of the Credit Agreement shall be amended by deleting the word "and" immediately after the semi-colon at the end thereof.

     2.2 Amendment to Section 5.02(a)(xix). Section 5.02(a)(xix) of the Credit Agreement shall be amended by deleting the period at the end thereof and adding a semi-colon and the word "and" at the end thereof.

     2.3 Amendment to Section 5.02(a). Section 5.02(a) of the Credit Agreement shall be amended by adding the following immediately after the word "and" following the semi-colon at the end of subsection (xix) thereof:





                                       1

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     (xx) Liens securing up to an aggregate amount of $200,000,000 of obligations of Tempest, the Parent or any wholly owned Subsidiary, arising out of catastrophe bond financing.

     SECTION 3. Amendment to Reporting Requirements. Effective on (and subject to the occurrence of) the Amendment Effective Date (as defined below), the lead-in to Section 5.03 of the Credit Agreement is amended by replacing the phrase "the Parent will furnish to the Agents and the Lenders" with the phrase "the Parent will furnish to the Administrative Agent for distribution to the Lenders".

     SECTION 4. Representations and Warranties. Each Borrower represents and warrants to the Agent and the Lenders that (a) each warranty set forth in
Article IV of the Credit Agreement is true and correct as of the date of the execution and delivery of this Amendment by the Parent, with the same effect as if made on such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date), (b) the execution and delivery by the Parent of this Amendment and the performance by each Borrower of its respective obligations under the Credit Agreement, as amended hereby (as so amended, the "Amended Credit Agreement") (i) are within the corporate or limited liability company power, as applicable, of such Borrower, (ii) have been duly authorized by all necessary corporate action, as applicable, on the part of such Borrower, (iii) have received all necessary governmental and regulatory approval and (iv) do not and will not contravene or conflict with any provision of law or of the organizational documents of any Borrower or of any indenture, loan agreement or other contract, order or decree which is binding upon any Borrower and (c) the Amended Credit Agreement is the legal, valid and binding obligation of each Borrower, enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

     SECTION 5. Effectiveness. The amendments set forth in Section 1, Section 2 and Section 3 above shall become effective on such date (the "Amendment Effective Date") when the Agent shall have received each of the following documents, each in form and substance satisfactory to the Agent:

     5.1 Executed Counterparts. Counterparts of this Amendment executed by the Parent and the Required Lenders.

     5.2 Confirmation. A confirmation, substantially in the form of Annex I attached hereto, executed by each existing Guarantor.

     5.3 Other Documents. Such other documents as the Agent or any Lender may reasonably request in connection with the authorization, execution and delivery of this Amendment.




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



     SECTION 6. Miscellaneous.


     6.1 Continuing Effectiveness, etc. As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the Amendment Effective Date, all references in the Credit Agreement and the other Loan Documents to "Credit Agreement", "Agreement" or similar terms shall refer to the Amended Credit Agreement.

     6.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

     6.3 Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York applicable to contracts made and to be fully performed within such state.

     6.4 Successors and Assigns. This Amendment shall be binding upon each Borrower, the Lenders and the Agent and their respective successors and assigns, and shall inure to the benefit of the Borrowers, the Lenders and the Agent and the respective successors and assigns of the Lenders and the Agent.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                           ACE LIMITED



                           By:  ------------------------------------------------
                           Title:



                           JPMORGAN CHASE BANK, formerly known
                           as MORGAN GUARANTY TRUST COMPANY
                           OF NEW YORK



                           By: -------------------------------------------------
                           Title:



                           MELLON BANK, N.A.



                           By:   -----------------------------------------------
                           Title:



                           BANK OF AMERICA, N.A.



                           By:   -----------------------------------------------
                           Title:

                           ABN AMRO BANK N.V.


                           By:   -----------------------------------------------
                           Title:


                           By:   -----------------------------------------------
                           Title:



                           THE BANK OF NEW YORK


                           By:   -----------------------------------------------
                           Title:



                           BANK ONE, NA



                           By:   -----------------------------------------------
                           Title:




                           BARCLAYS BANK PLC



                           By:   -----------------------------------------------
                           Title:



                           CITIBANK, N.A.



                           By:   -----------------------------------------------
                           Title:

                           DEUTSCHE BANK AG NEW YORK AND/OR
                           CAYMAN ISLANDS BRANCHES



                           By:   -----------------------------------------------
                           Title:



                           By:   -----------------------------------------------
                           Title:




                           WACHOVIA BANK, NATIONAL
                           ASSOCIATION



                           By:   -----------------------------------------------
                           Title:



                           FLEET NATIONAL BANK



                           By:   -----------------------------------------------
                           Title:



                           ROYAL BANK OF CANADA



                           By:   -----------------------------------------------
                           Title:

                           THE BANK OF TOKYO-MITSUBISHI, LTD.
                           NEW YORK BRANCH


                           By:   -----------------------------------------------
                           Title:



                           BNP PARIBAS



                           By:   -----------------------------------------------
                           Title:




                           By:   -----------------------------------------------
                           Title:




                           CREDIT LYONNAIS NEW YORK BRANCH




                           By:   -----------------------------------------------
                           Title:



                           LLOYDS TSB BANK PLC




                           By:   -----------------------------------------------
                           Title:




                           By:   -----------------------------------------------
                           Title:

                           STATE STREET BANK AND TRUST
                           COMPANY



                           By:   -----------------------------------------------
                           Title:

                                                                 Annex I


                                 CONFIRMATION



                           Dated as of April 5, 2002

To: JPMorgan Chase Bank, individually and as Agent, and the other financial institutions party to the Credit Agreement referred to below

     Please refer to: (a) the Amended and Restated Five Year Credit Agreement dated as of May 8, 2000 and as amended as of October 23, 2000 and as of October 23, 2001 (the "Credit Agreement") among ACE Limited, ACE Bermuda Insurance Ltd., ACE Tempest Reinsurance Ltd., formerly known as Tempest Reinsurance Company Limited , ACE INA Holdings Inc. and ACE Financial Services, Inc. (Ace Bermuda, Tempest, ACE INA and ACE Financial, together with ACE Limited, the "Borrowers"), various financial institutions (the "Lenders"), and JPMorgan Chase Bank, as administrative agent (in such capacity, the "Agent"); (b) the other "Loan Documents" (as defined in the Credit Agreement), including the Guaranty; and (c) the Third Amendment dated as of April 5, 2002 to the Credit Agreement (the "Third Amendment").

     Each of the undersigned hereby confirms to the Agent and the Lenders that, after giving effect to the Third Amendment and the transactions contemplated thereby, each Loan Document to which such undersigned is a party continues in full force and effect and is the legal, valid and binding obligation of such undersigned, enforceable against such undersigned in accordance with its terms.


                           ACE LIMITED


                           By:  ------------------------------------------------
                           Name Printed:  --------------------------------------
                           Title:         --------------------------------------



                            By: ------------------------------------------------
                            Name Printed:  -------------------------------------
                            Title: ---------------------------------------------

                           ACE BERMUDA INSURANCE LTD.


                           By:  ------------------------------------------------
                           Name Printed:  --------------------------------------
                           Title:  ---------------------------------------------



                           By:  ------------------------------------------------
                           Name Printed:  --------------------------------------
                           Title:  ---------------------------------------------



                           ACE TEMPEST REINSURANCE LTD.,
                           formerly known as TEMPEST REINSURANCE
                           COMPANY LIMITED



                           By:  ------------------------------------------------
                           Name Printed:  --------------------------------------
                           Title:  ---------------------------------------------



                           By:  ------------------------------------------------
                           Name Printed:  --------------------------------------
                           Title:  ---------------------------------------------



                           ACE INA HOLDINGS INC.



                           By:  ------------------------------------------------
                           Name Printed:  --------------------------------------
                           Title:  ---------------------------------------------



                           By:  ------------------------------------------------
                           Name Printed:  --------------------------------------
                           Title:  ---------------------------------------------




                                                         2

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